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                       HIGHMARK CAPITAL MANAGEMENT, INC .
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                                 CODE OF ETHICS




                   POLICY ON PERSONAL SECURITIES TRANSACTIONS
                             AND INSIDER INFORMATION


                                 JANUARY 1, 2005

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE

1.   CODE OF ETHICS PAGE

     1.1  INTRODUCTION AND GENERAL POLICY STATEMENT                          3

     1.2  HCM'S STANDARDS OF BUSINESS CONDUCT                                3

     1.3  DEFINITION OF ADVISORY AND ACCESS PERSONS                          4

2. PERSONAL SECURITIES TRANSACTIONS

     2.1  PRE-CLEARANCE BY ADVISORY PERSONS                                  5

     2.2  BLACKOUT PERIODS                                                   6

     2.3  INITIAL PUBLIC OFFERINGS AND LIMITED OFFERINGS                     7

     2.4  HIGHMARK FUND SHARES                                               7

     2.5  PERSONAL SECURITIES TRANSACTIONS RECORDS                           7

     2.6  REPORTING REQUIREMENTS                                             9

     2.7  CONFIDENTIALITY                                                    9

3. INSIDER INFORMATION

     3.1  INSIDER TRANSACTIONS                                              10

     3.2  USE OF NON-PUBLIC INFORMATION                                     10

4. ENFORCEMENT OF THE CODE

     4.1  COMPLIANCE OFFICER'S DUTIES AND RESPONSIBLITIES                   11

     4.2  CODE VIOLATIONS                                                   11

     4.3  ANNUAL WRITTEN REPORTS TO THE BOARDS OF DIRECTORS/TRUSTEES AND
          AMENDMENTS TO THE CODE                                            13

     4.4  RECORD RETENTION                                                  13

     4.5  RESOLUTION OF CONFLICTS                                           13

     4.6  EFFECTIVE DATE OF THE CODE                                        13




APPENDIX A: DEFINITIONS                                                     14


EXHIBITS: FORMS                                                             16

1. CODE OF ETHICS
     --------------


1.1  INTRODUCTION AND GENERAL POLICY STATEMENT
     -----------------------------------------

     HighMark Capital Management, Inc. ("HCM"), as a registered investment adviser, has a fiduciary responsibility to its Clients to ensure that its Clients' interests are protected from any acts of impropriety by HCM in its role as investment adviser. The purpose of this CODE OF ETHICS AND POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION (the "Code") is to ensure that all business dealings and securities transactions undertaken by HCM employees, directors and officers, whether for its Clients or for personal purposes, are subject to the highest ethical standards. Accordingly, this Code provides a standard of business conduct for HCM Personnel and establishes rules regarding employee personal trading and the communication of non-public information.

     THE CODE IS APPLICABLE TO ALL EMPLOYEES, DIRECTORS AND OFFICERS OF HCM ("HCM PERSONNEL"). HCM Personnel are required to read the Code annually and to certify that he or she has complied with its provisions and with its reporting requirements. ACKNOWLEDGEMENT OF AND COMPLIANCE WITH THE CODE ARE CONDITIONS OF EMPLOYMENT WITH HCM.

     HCM adopts this Code pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") and Section 204A of the Investment Advisers Act of 1940 ("Advisers Act"). Underlined terms are defined in Appendix A. (Access and Advisory Persons are defined in Section 1.3 below, as well as in Appendix A. Because these terms appear frequently throughout this Code, they are not underlined.)

                     NOTE: HCM PERSONNEL ARE ALSO SUBJECT TO AND REQUIRED TO COMPLY WITH UNION BANK OF CALIFORNIA'S (UBOC) BUSINESS STANDARDS OF CONDUCT, INCLUDING THE LIMITATIONS THEREIN REGARDING, OUTSIDE BUSINESS ACTIVITIES AND EMPLOYMENT AND THE RECEIPT OF GIFTS.


1.2  HCM'S STANDARDS OF BUSINESS CONDUCT
     -----------------------------------

     HCM PERSONNEL:
     --------------

          o Have a duty of loyalty to HCM's CLIENTS. They must act for the best interests of HCM's CLIENTS and the CLIENTS' shareholders and always place the interests of its CLIENTS (and shareholders) first and foremost.

          o Must avoid actions or activities that allow (or appear to allow) them or their Family Members to profit or benefit from their relationships with HCM's CLIENTS, or that bring into question their independence or judgment.

          o Must always observe the highest standards of business conduct.

          o Must comply with all applicable federal securities laws, including, but not limited to, the 1940 Act, the Advisers Act, the Securities Act of 1933 and the Securities and Exchange Act of 1934.

          o Must comply with the share trading policies of all mutual funds in which they invest and not engage in any inappropriate trading practices.

          o Must not, in connection with the purchase or sale, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by any of HCM's Clients' accounts:

               >>   employ any device, scheme or artifice to defraud any CLIENT;

               >> make any untrue statement of a material fact to a CLIENT or omit to state to a CLIENT a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

               >> engage in any act, practice or course of business which would operate as a fraud or deceit upon any CLIENT; or

               >> engage in any manipulative practice with respect to any CLIENT.

     While the standards of business conduct outlined in this Section 1.2 apply to all HCM PERSONNEL, specific requirements of this Code apply only to Advisory or Access Persons as defined below in Section 1.3.

     HCM PERSONNEL who have questions regarding the applicability of the Code, the related prohibitions, restrictions and procedures, or the propriety of any action, should contact HCM's Chief Compliance Officer (the "Compliance Officer").


1.3  DEFINITION OF ADVISORY AND ACCESS PERSONS

     As HCM PERSONNEL, you may be classified as either an "Advisory Person" or an "Access Person." How you are classified determines the level of reporting that is required of you (E.G., trade pre-clearance, etc.). It is possible that you may not fall under either category. The Compliance
     Officer will notify you of your classification and update such classification if warranted.

     "ADVISORY PERSON" means any HCM director, officer or employee (or of any company controlling HCM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE OF SECURITIES by the HighMark Funds, or whose functions relate to making any recommendations with respect to such purchases or sales.

     Advisory Persons may include, but is not limited to, fund managers, associate fund managers, members of the Fixed Income, Equity, Balanced teams, securities research analysts, fund traders and all personnel who make or participate in the making of investment recommendations or decisions for the HighMark Funds.

     ALL ADVISORY PERSONS ARE ALSO ACCESS PERSONS and therefore must comply with all requirements applicable to Access Persons.

     "ACCESS PERSON" means each HCM director and officer and each Advisory Person. Access Person also includes any HCM employee who is involved in making security recommendations to a CLIENT or who has access to NON-PUBLIC INFORMATION regarding:

               >>   SECURITIES recommendations;
               >>   A CLIENT'S purchase or sale of SECURITIES; or,
               >>   The portfolio holdings of the HighMark Funds.

     Access   Persons  may   include,   but  is  not   limited   to,   portfolio
     administrators, operations personnel, and other administrative assistants who have access to CLIENT information, in addition to the types of

     Advisory Persons noted above. The Compliance Officer may designate other persons as Access Persons pursuant to applicable SEC rules.


2.   PERSONAL SECURITIES TRANSACTIONS
     --------------------------------

     The personal transactions and investment activities of HCM PERSONNEL and employees of all investment advisory firms are the subject of various federal securities laws, rules and regulations. HCM PERSONNEL must accomplish all personal securities transactions in a manner that avoids a conflict between their personal interests and those of their CLIENTS or their CLIENTS' shareholders. When HCM PERSONNEL invest for their own accounts, conflicts of interest may arise between the CLIENTS and HCM PERSONNEL's interests. These conflicts may include:

               >> Taking an investment opportunity from the CLIENT for one's own portfolio
               >> Using one's advisory position to take advantage of available investments
               >> Front-running, which may include trading one's account before making CLIENT transactions
               >> Taking advantage of information or using a CLIENT'S portfolio assets in an attempt to influence or affect the market with the goal of taking personal advantage of the resulting market change

     MARKET TIMING AND LATE TRADING: HCM prohibits all HCM PERSONNEL from engaging in market timing or late trading when trading on behalf of its CLIENTS' accounts or HCM PERSONNEL's accounts.


2.1  PRE-CLEARANCE BY ADVISORY PERSONS

     Advisory Persons must pre-clear certain purchases and sales of SECURITIES with the Compliance Officer. The following security transactions (buys and sells) must be pre-cleared if a `Yes' appears below.

        SECURITY TYPE                                               PRE-CLEARANCE REQUIRED
        -------------                                               ----------------------
        Equity Transactions (1)                                              Yes
        Fixed Income Transactions                                            Yes
        UBOC Stock (2)                                                        No
        Mitsubishi Tokyo Financial Group, Inc.                                No
        HighMark Funds                                                        No
        Open-end Non-HighMark Funds                                           No
        Closed-end Funds                                                     Yes
        Exchange Traded Funds (3)                                             No
        Securities offered as part of an INITIAL PUBLIC OFFERING ("IPO")     Yes
        Securities offered as private placements or LIMITED OFFERINGS  (4)   Yes
        U.S. Treasury/Agencies                                                No
        Short-Term Instruments or Cash Equivalents                            No
        Employee 401(k) Automatic Purchases (5)                               No
        Exercise of puts and calls purchased by Advisory Persons             Yes
        Writing of puts and calls by Advisory Persons                        Yes

--------------------------------------------------------------------------------
(1) IF EQUITY TRANSACTION EXCEEDS 500 SHARES. (See note below.) Includes purchase of options. The 500 shares or less exception does not apply to IPOS and LIMITED OFFERINGS.
(2)  Includes all securities issued by UnionBanCal
(3)  If based on a broad-based securities index
(4)  Purchase  is  prohibited  if  private  placement  is issued  by CLIENT
(5)  Requires only reporting changes in investment options

     If a pre-clearance request is approved, the Advisory Person has 48 HOURS from the date of the approval to trade in that security.

     ADVISORY PERSONS MUST PRE-CLEAR ALL SECURITIES TRANSACTIONS THAT EXCEED 500 SHARES. MUST AGGREGATE THE PURCHASE OR SALE OF SAME SECURITY OVER A FIVE
     (5) BUSINESS DAY PERIOD. (Example: If Advisory Person buys 300 shares of ABC stock on Monday, he or she does not have to pre-clear on Monday. If the same Advisory Person then buys another 150 shares of ABC on Wednesday, no pre-clearance is necessary; however, if he or she buys an additional 75 shares on Thursday of the same week, he/she must pre-clear on Thursday, as the aggregate purchase of ABC stock exceeds 500 shares within a five-day period. Advisory Person must also report the aggregate shares if they exceed 500. For quarterly reporting purposes, Advisory Person must report all three transactions.)

     THE PERSONAL SECURITIES TRANSACTIONS LISTED IN SECTION 2.1 MUST BE REPORTED WHETHER PRE-CLEARED OR NOT. (SEE SECTION 2.6 FOR FURTHER DETAILS.)


2.2  BLACKOUT PERIODS
     ----------------

          (A) An Advisory Person cannot PURCHASE OR SELL, directly or indirectly, any SECURITY in which the person has (or by reason of the transaction acquires) any BENEFICIAL OWNERSHIP and where such person has knowledge, at the time of such purchase or sale, that the SECURITY:

                    o is being considered for PURCHASE OR SALE by a HighMark Mutual Fund; or

                    o    is being PURCHASED OR SOLD by a HighMark Mutual Fund.

          (B) An Advisory Person cannot PURCHASE OR SELL, directly or indirectly, any SECURITY in which the person has (or by reason of such transaction acquires) any BENEFICIAL OWNERSHIP at any time within 7 calendar days before or after the time that the same (or a related) SECURITY is being PURCHASED OR sold by any HighMark Mutual Fund the person manages or for which such person trades.

               If a request for pre-clearance is approved, and subsequently a HighMark Fund PURCHASES OR SELLS that SECURITY within seven (7) calendar days of the pre-clearance, and the Advisory Person is unaware of the recommendation and transaction, this will not be deemed a violation of the blackout period rule.

          EXCEPTIONS TO BLACKOUT PERIODS
          ------------------------------

          SECURITIES transactions that do not need to be pre-cleared are exempt from blackout periods. More specifically, blackout periods do not apply to:

               (A)  PURCHASES OR SALES of 500 shares or less;

               (B) PURCHASES OR SALES OF ANY SECURITIES that are not eligible for purchase or sale by any HighMark Fund;

               (C) PURCHASES OR SALES which are outside of the CONTROL of the Advisory Person;

               (D)  purchases that are part of an automatic purchase plan;

               (E) purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or

               (F) sales, which are affected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.


2.3  HIGHMARK FUND SHARES -- ADVISORY PERSONS ONLY
     ---------------------------------------------

     (A)  Advisory Persons may purchase HighMark Funds only through:

               >>   UBOC's 401(k) Plan
               >>   A UBOC trust or agency account
               >>   A brokerage  account  established with UnionBanc  Investment
                    Services LLC (f/k/a UBOCIS)

     (B) Advisory Persons do NOT need to pre-clear the purchase or sale of HighMark Funds.

          30-DAY HOLDING PERIOD FOR HIGHMARK FUND SHARES
          ----------------------------------------------

          An Advisory Person who buys or sells shares of a HighMark Fund (other than the money market funds) is subject to a 30-calendar day holding period. HighMark Fund shares may not be redeemed or repurchased within 30 days after an earlier purchase or redemption without prior written approval by the Compliance Officer. THE FOLLOWING EXCEPTIONS APPLY:

               >> The transaction in the HighMark Funds is part of a realignment of balances in a UBOC 401(k) plan account and the HighMark Fund shares being transferred were acquired pursuant to an automatic purchase which had been in effect for at least 30 days; or

               >>   The  Compliance  Officer  has granted an  exemption  for the transaction based on circumstances he or she deems appropriate. The Compliance Officer shall report all exemptions to the HCM Board of Directors and to the HighMark Funds' Board of Trustees at their next respective regular meeting.

     (C) Advisory Persons must follow the trading deadlines, as stated in the HighMark Funds' Prospectus with respect to valuation of Fund shares.


2.4  INITIAL PUBLIC OFFERINGS AND LIMITED OFFERINGS
     ----------------------------------------------

     All Access Persons must pre-clear purchases and sales of securities offered in an IPO and a LIMITED OFFERING (private placement) with the Compliance Officer. The 500 shares or less exception to pre-clearance does NOT apply.


2.5  PERSONAL SECURITIES TRANSACTIONS RECORDS
     ----------------------------------------

     INITIAL AND ANNUAL HOLDINGS REPORTS: Access Persons are required to report SECURITIES holdings within 10 DAYS of employment and annually no later than January 30 of each year. Holdings reports must include any SECURITY in which the Access Person holds a direct or indirect BENEFICIAL OWNERSHIP. An Access Person's brokerage account statement may be submitted in lieu of a separate initial or annual holdings report. The holdings report must contain the following:

          a)   title and exchange ticker symbol or CUSIP number;
          b)   number of shares or principal amount of the SECURITY involved;
          c)   type of SECURITY; and

          d) name of the broker-dealer or bank that maintains the account, date account established and name and type of account.

     Initial and annual holdings reports must contain information that is current as of a date no more than 45 days prior to the date the report is submitted.

     QUARTERLY TRANSACTIONS REPORTS: Access Persons must report on a quarterly basis any transaction in a SECURITY over which the Access Person had any direct or indirect BENEFICIAL OWNERSHIP. The report must include the following information:

          a)   title and exchange ticker symbol or CUSIP number;
          b)   number of shares or principal amount of the SECURITY involved;
          c)   interest rate and maturity date (if applicable);
          d)   date of the transaction;
          e)   nature of the transaction (PURCHASE OR SALE);
          f)   price at which the trade was effected;
          g)   name of the  broker-dealer or bank that executed the transaction;
               and
          h) list new brokerage accounts opened during quarter, date account established and name and type of account.

     BROKERAGE LETTERS: Advisory Persons must instruct their broker/dealers or other parties to submit duplicate brokerage statements and confirmations to HighMark Capital Management - Compliance Department ("Compliance Department). Advisory Persons must submit brokerage statements and confirmations for all securities accounts in which the Advisory Person has a BENEFICIAL OWNERSHIP. If an Advisory Person has no direct or indirect influence or CONTROL over a securities account, then no brokerage statements or confirmations need to be sent to the Compliance Department. If the holdings within a brokerage account are not SECURITIES, as defined Appendix A, then no brokerage statements or confirmations need to be sent to the Compliance Department.

     For Advisory Persons only, quarterly reports must contain information regarding SECURITIES in which the Advisory Person holds a BENEFICIAL OWNERSHIP during the quarter which constitutes more than one-half of one percent of the outstanding voting stock in any company whose stock is publicly traded or about to become publicly traded. The information to be reported is the ticker symbol and title of the SECURITY and the number of shares owned.

     The attached form on the Exhibits section on page 16 should be used to report quarterly transaction information. Federal law requires that the report be submitted to the Compliance Officer NOT LATER THAN 30 DAYS after the calendar quarter being reported. If the 30th day falls on a weekend or a holiday, the report is due the business day immediately following this deadline. IF THERE ARE NO ACTIVITIES FOR THE QUARTER, A REPORT INDICATING SUCH IS STILL REQUIRED.

     EXCEPTIONS TO REPORTING
     -----------------------

     (1) You are not required to detail or list the following items in the "Securities Holdings" section of the initial and annual holdings reports or in the "Securities Transactions" section of the quarterly transactions reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or CONTROL, or securities holdings held in an account in which you have no direct or indirect influence or CONTROL; and

          (B)  PURCHASES OR SALES of any of the following securities:

               o    Direct obligations of the U.S. government;

               o    Banker's   acceptances,   bank   certificates   of  deposit,
                    commercial   paper   and  HIGH   QUALITY   SHORT-TERM   DEBT
                    INSTRUMENTS, including repurchase agreements;

               o Shares issued by money market funds, whether affiliated or non-affiliated; and

               o Shares issued by open-end investment companies, other than HighMark Fund shares. YOU MUST REPORT YOUR HOLDINGS AND TRANSACTIONS IN HIGHMARK FUND SHARES (OTHER THAN SHARES OF MONEY MARKET FUNDS); and

          (C) Purchases as part of an automatic purchase plan (I.E., 401(k) plan).

     (2) An Access Person need not submit annual holdings reports or quarterly transactions reports, to the Compliance Officer if all the information in the report would duplicate information contained in brokerage account statements expected to be received by the Compliance Officer NOT LATER THAN 30 DAYS after the calendar quarter.

     ACKNOWLEDGEMENT AND CERTIFICATION: All Access Persons must sign this form (see Exhibits on page 16) on an annual basis to comply with HCM's policies and procedures. New employees must also furnish this on their date of hire.


2.6  REPORTING REQUIREMENTS
     ----------------------

     The following table lists some of the types of SECURITIES that are required to be reported in annual holdings and quarterly transaction reports. Questions regarding other SECURITY types may be addressed with the Compliance Officer.

        SECURITY TYPE                                                REPORTING REQUIRED
        -------------                                               ----------------------
        Equity Transactions                                                  Yes
         Corporate Debt Transactions                                         Yes
         Municipal Bond                                                      Yes
         HighMark Funds (other than money market funds)                      Yes
         UBOC options                                                        Yes (1)
         Government Bond                                                      No
         Money Market Funds (affiliated and non-affiliated)                   No
         Short-Term / Cash Equivalents                                        No
         U.S. Treasury / Agencies                                             No
         Employee 401(k) automatic purchases                                  No
         Employee 401(k) changes in investment options                       Yes
         DRIPs                                                                No (2)

--------------------------------------------------------------------------------
(1) Report sale and exercise only, not receipt of options.
(2) Sales of stocks from DRIPs. Please notify Compliance Officer in writing of sale and include transactions in any reports.


2.7  CONFIDENTIALITY
     ---------------

     All reports of personal securities transactions, holdings and any other information filed pursuant to the Code will be kept CONFIDENTIAL. However, such information is subject to review by appropriate personnel of the adviser or its affiliates, and their counsel or other advisers, and may be provided to government regulatory authorities or law enforcement agencies.

3.   INSIDER INFORMATION
     -------------------

     The Insider Trading and Securities Fraud Enforcement Act of 1988 requires HCM to establish, maintain and enforce written policies and procedures designed to prevent the misuse of material, NON-PUBLIC INFORMATION by its officers and employees. Among these are restricting access to files likely to contain NON-PUBLIC INFORMATION, providing continuing education programs concerning insider trading, restricting or monitoring trading in securities about which Access Persons might possess NON-PUBLIC INFORMATION, and monitoring and reviewing trading for HCM and Access Persons.

     The 500 shares or less exception does NOT apply to the transactions outlined below under this Section 3.


3.1  INSIDER TRANSACTIONS
     --------------------

     HCM considers information MATERIAL if there is a substantial likelihood that a reasonable investor would consider it important in deciding how to act. Information is considered NON-PUBLIC when it has not been disseminated in a manner that makes it available to investors generally. Information becomes PUBLIC once it is publicly disseminated; limited disclosure does not make the information public (i.e., disclosure by an insider to a select group of persons).

     HCM generally defines insider trading as the buying or selling of a SECURITY, in breach of a fiduciary duty or other relationship of trust and confidence, while in possession of material, NON-PUBLIC INFORMATION. Insider trading is a violation of federal securities laws, punishable by a prison term and significant monetary fines for the individual and investment adviser.

          o TIPPING OF MATERIAL, NON-PUBLIC INFORMATION IS PROHIBITED. An Access Person may not TIP a trade, either personally or on behalf of others, while in possession of such information.

          o FRONT RUNNING IS PROHIBITED. Front running involves trading ahead of an order placed on behalf of an account HCM manages in the same SECURITY on the basis of NON-PUBLIC INFORMATION regarding impending market transactions.

          o SCALPING IS PROHIBITED. SCALPING occurs when an Access Person acquires a BENEFICIAL OWNERSHIP in a SECURITY for his/her own account prior to recommending/buying that SECURITY on behalf of an account HCM manages and then immediately sells his/her shares at profit upon the rise in the market price following the recommendation/purchase.


3.2  USE OF NON-PUBLIC INFORMATION
     -----------------------------

     No HCM PERSONNEL shall:

          o Disclose to any other person, except to the extent permitted by law and necessary to carry out his or her duties as an Access Person and as part of those duties, non-PUBLIC INFORMATION regarding a Client or an account he or she manages on behalf of HCM, including any SECURITY holdings or transactions of such account, any SECURITY recommendation made to an account managed by HCM, and any SECURITY transaction made or under consideration for any such account, including information about actual or contemplated investment decisions.

          o Use NON-PUBLIC INFORMATION regarding an account managed by HCM in any way that might be contrary to or in competition with the interest of such account.

          o Use NON-PUBLIC INFORMATION regarding an account managed by HCM in any way for personal gain.

     HCM follows UBOC's policy regarding the use of non-public information. Please refer to UBOC's Business Standards of Conduct for limitations regarding the use of non-public information.


4.   ENFORCEMENT OF THE CODE
     -----------------------

     The Compliance Officer has several responsibilities to fulfill in enforcing the Code. Some of these responsibilities are summarized below.


4.1  COMPLIANCE OFFICER'S DUTIES AND RESPONSIBILITIES
     ------------------------------------------------

     The Compliance Officer:

          o shall adopt and maintain procedures reasonably necessary to prevent violations of this Code. Any failure by HCM PERSONNEL to comply with these procedures could result in disciplinary action up to and including termination of employment.

          o will provide each Access Person with a copy of the Code and any amendments thereto;

          o shall notify each person in writing who becomes an Access Person and who is required to report under the Code of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting;

          o will, on a quarterly basis, compare all reported personal securities transactions with each pre-clearance request received during the quarter. In addition, all personal transaction reports will be compared for match with the Access Person's broker confirms and statements. Access Person's transaction reports also will be reviewed for other restrictions imposed on personal trading by this Code. Before determining that a person has violated the Code, the Compliance Officer must give the person an opportunity to supply explanatory material; and

          o will submit his or her own reports, as may be required pursuant to the Code, to an alternate Compliance Officer who shall fulfill the duties of the Compliance Officer with respect to the Compliance Officer's reports. If a securities transaction of the Compliance Officer is under consideration, UBOC's Legal Counsel will act as the Alternate Compliance Officer for purposes of this
               Section 4.1.

               NOTE: All reports submitted by Access Persons and Advisory Persons generally will be reviewed for compliance with this code.


4.2  CODE VIOLATIONS
     ---------------

     HCM considers violations of this Code to be a serious matter. Violations of this Code may result in disciplinary action up to and including termination of employment. Set forth below are guidelines for disciplinary actions for certain Code violations. The Compliance Officer may apply the disciplinary action he or she deems appropriate under the circumstances, taking into account the severity and impact of the violation and any mitigating circumstances. HCM's President must approve all disciplinary actions. The following lists three types of offenses, reporting, substantive and serious and the guidelines for disciplinary actions:

          o REPORTING OFFENSES -- includes failure or late submissions of quarterly transaction reports and signed acknowledgments of Code of Ethics forms and certifications, conflicting pre-clear request dates versus actual trade dates.

               >>   FIRST REPORTING OFFENSE -- verbal warning.
               >>   SECOND REPORTING  OFFENSE -- written  warning,  with copy to
                    HCM's President and Access Person's supervisor.
               >>   THIRD REPORTING  OFFENSE -- $1,000 fine to be donated to the
                    Access Person's charity of choice.

          o    SUBSTANTIVE    OFFENSES   --   includes    failure   to   request
               pre-clearance, intentional discrepancy in reporting between pre-clear date versus actual trade date, unauthorized purchase/sale of SECURITIES (E.G., private placements offered by CLIENTS and trading during blackout periods).

                    >>   FIRST SUBSTANTIVE OFFENSE -- written notice.
                    >>   SECOND   SUBSTANTIVE   OFFENSE   --   $2,000   fine  or
                         disgorgement  of profits  (whichever  is greater) to be
                         donated to the Access Person's charity of choice.
                    >>   THIRD   SUBSTANTIVE   OFFENSE   --   $5,000   fine   or
                         disgorgement of profits (whichever is greater) to be donated to the Access Person's charity of choice.

                    The number of offenses is determined by the cumulative count over a three (3) year period.

                    Substantive offenses also may be considered a serious offense taking into consideration the gravity of the offense and/or a pattern of the offense.

          o SERIOUS OFFENSES -- includes an Access Person trading with insider information, "front running" or market timing in his or her personal accounts. HCM will take appropriate steps that may include termination of employment and referral to governmental authorities for prosecution.

     With respect to all offenses, the Compliance Officer will notify the Access Person's supervisor and, in the case of reporting and substantive offenses, the Access Person will be required to sign a certification acknowledging that he or she understands the Code requirements and the consequences of non-compliance.

     All fines will be made payable to the Access Person's charity of choice (such charity must be registered under Section 501(c)(3) of the Internal Revenue Code) and submitted to the Compliance Officer, who, in turn, will forward the donation to the charity. The Compliance Officer will request that the charity not publicly release the name of the donor.

     The Compliance Officer will maintain records of all violations and the action taken. In addition, records will be maintained with respect to any deviations from the penalties noted above and the reasons such deviations. All violations and disciplinary actions resulting under this Code will be reported to the HCM Board of Directors and to the HighMark Funds' Board of Trustees at the next regular meetings.

4.3  ANNUAL WRITTEN REPORTS TO THE BOARDS OF  DIRECTORS/TRUSTEES  AND AMENDMENTS
     ---------------------------------------------------------------------------
     TO THE CODE
     -----------

     At least annually, the Compliance Officer will provide WRITTEN reports to the Board of Directors of HCM and to the Board of Trustees of the HighMark Funds as follows:

     ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the code or procedures related thereto, including any material code or procedural violations, and any resulting disciplinary actions. The Compliance Officer may report to both the HCM Board of Directors and to the HighMark Funds' Board of Trustees more frequently as he or she deems necessary or appropriate, and shall do so as requested by each Board.

     CERTIFICATION. Each report must be accompanied by a certification to both Boards that HCM has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code.

     AMENDMENTS TO THE CODE. Any material change to this Code shall be approved by the HCM Board of Directors and the HighMark Funds' Board of Trustees no later than six (6) months after adoption of the change.


4.4  RECORD RETENTION
     ----------------

     HCM shall maintain, at HCM's principal place of business, appropriate records related to this Code, at least to the extent and for the time periods required by applicable SEC Rules. Specifically, HCM shall maintain the following:

               >>   A copy of HCM's Code of Ethics,

               >> A record of any violation of the Code and any action taken as a result of the violation,

               >> A record of all written acknowledgments of supervised persons,

               >> A record of all reports required to be submitted by Access Persons under the Code, and >> A record of all Access Persons of HCM.


4.5  RESOLUTION OF CONFLICTS
     -----------------------

     To the extent HCM PERSONNEL are subject to any other code of ethics or policy of personal conduct, such UBOC's BUSINESS STANDARDS OF CONDUCT and any provision of such other code or policy conflicts with this Code, HCM PERSONNEL are required to comply with the higher standard or stricter provision.


4.6  EFFECTIVE DATE OF THE CODE
     --------------------------

     The Code is effective January 1, 2005 and supercedes any prior versions of the Code.

                                   APPENDIX A
                                   DEFINITIONS

                                  GENERAL NOTE

THE DEFINITIONS AND TERMS USED IN THE CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THE CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCESS PERSON means each HCM director and officer and each Advisory Person. Access Person also includes any HCM employee who is involved in making security recommendations to a CLIENT or who has access to NON-PUBLIC INFORMATION regarding:

     >>   SECURITIES recommendations;
     >>   A CLIENT'S purchase or sale of securities; or,
     >>   The portfolio holdings of the HighMark Funds.

ADVISORY PERSON means any HCM director, officer or employee (or of any company controlling HCM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE OF SECURITIES by the HighMark Funds, or whose functions relate to making any recommendations with respect to such purchases or sales.

Advisory Persons include fund managers, associate fund managers, members of the Fixed Income, Equity, Balanced teams, securities research analysts, fund traders and all personnel who make or participate in the making of investment recommendations or decisions for the HighMark Funds.

BENEFICIAL OWNERSHIP of a SECURITY generally means having the opportunity to profit or share in any profit derived from a transaction in the SECURITY. This opportunity can be direct or indirect, and can result from a relationship, contract, understanding or other factors. For reference purposes, beneficial ownership is intended to mean the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder.

Examples of BENEFICIAL OWNERSHIP generally include securities held in:

          o Your accounts or the accounts of family members. For this purpose "family member" means any of the following if they share the same household with you: child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and adoptive relationships.

          o A partnership or limited liability company, if you or a family member is a general partner or a managing member.

          o A corporation or similar business entity, if you or a family member has or shares investment control.

          o A trust, if you or a family member is a beneficiary of the trust and has or shares investment control, or if you or a family member is a settler of a revocable trust and has or shares investment control.

CLIENTS means the CLIENTS of HCM to whom it provides investment management or advisory services from time to time, including investment companies registered under the 1940 Act.

CONTROL means the power to exercise a controlling influence over the management or policies of a company, unless the power is solely the result of an official position with such company. A person who owns 25% or more of a company's outstanding voting securities is presumed to have control over the company. For reference purposes, control is intended to mean the same as it does under in Section 2(a)(9) of the 1940 Act.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

HCM PERSONNEL means all directors, officers and employees of HCM.

IPO means an initial public offering of securities. An initial public offering is an offering of securities, registered under the Securities Act of 1933, made by an issuer that immediately before the registration was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

LIMITED OFFERING generally means a private placement of securities. It is an offering that is not registered under the Securities Act of 1933 because it is exempt from registration under Sections 4(2), Section 4(6), or Rules 504, 505 or 506 under the Securities Act of 1933.

NON-PUBLIC INFORMATION means any information that is not generally available to the general public in widely disseminated media reports, SEC filings, public reports, prospectuses, or similar publications or sources.

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY. Purchase or sale also may include any acquisition or disposition of a security, including by gift or bequest. A security is being purchased or sold by an account managed by HCM from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the account until the program has been fully completed or terminated, in addition to when the SECURITY is identified as such by an investment adviser or sub-adviser to the account.

SECURITY includes any stock, bond, note, debenture, evidence of indebtedness, or certificate of interest or participation. It also includes any mutual fund share or any share in a common trust fund, collective investment fund, hedge fund, closed-end fund or offshore fund. It also includes any put, call, straddle, option or privilege on a SECURITY or on a group or index of SECURITIES or on foreign currency. For reference purposes, SECURITY is intended to mean the same as it does under Section 2(a)(36) of the 1940 Act.

FOR THE PURPOSES OF PRE-CLEARANCE, HOLDINGS AND QUARTERLY TRANSACTION REPORTS AND BLACKOUT PERIODS DISCUSSED IN THIS CODE, SECURITY DOES NOT INCLUDE direct obligations of the U.S. government; bankers' acceptances; bank certificates of deposit; commercial paper; HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; shares issued by affiliated or unaffiliated money market funds; or shares issued by other open-end investment companies, other than HighMark Mutual Fund shares.

A SECURITY HELD OR TO BE ACQUIRED by an account managed by HCM means: (A) any SECURITY which, within the most recent 15 days (i) is or has been held by the account, or (ii) is being or has been considered by the account's adviser or sub-adviser for purchase by the account; and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any SECURITY.

[HighMark Logo Omitted]

------------------------------------------------------------------------------------------------------------------------------------
                                                           CODE OF ETHICS
------------------------------------------------------------------------------------------------------------------------------------
                                                       INITIAL HOLDINGS REPORT

NAME OF REPORTING PERSON: ______________________________________________________       DATE REPORT DUE: ____________________________

EFFECTIVE DATE: _____________________________________________________               REPORT DATED AS OF: ____________________________
[Note: Effective date and as of date should be the same. Please note that effective date is the date that you became subject to the
Code's Reporting Requirements.]

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you have no securities holdings to report, please check here.  [ ]
------------------------------------------------------------------------------------------------------------------------------------

NAME OF STOCK OR DEBT ISSUER          NUMBER OF SHARES (IF APPLICABLE)     PRINCIPAL AMOUNT (BALANCE, MATURITY DATE AND INTEREST
                                                                                          RATE (IF APPLICABLE) )

------------------------------------------------------------------------------------------------------------------------------------
      IF YOU HAVE MORE THAN FIVE (5) HOLDINGS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR BROKERAGE STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here.  [ ]
------------------------------------------------------------------------------------------------------------------------------------
    NAME OF BROKER, DEALER OR BANK                 NAME(S) ON ACCOUNT                     TYPE(S) OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
      IF YOU HAVE MORE THAN FIVE (5) ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR BROKERAGE STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE
REPORTED PURSUANT TO THE CODE OF ETHICS. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.

/s/
---------------------------------------                 -------------------------------
SIGNATURE                                               DATE REPORT SUBMITTED

PLEASE SUBMIT FORM TO HIGHMARK COMPLIANCE (EMAIL, FAX @ (415) 291-7702 OR MAIL CODE: 1-475-14).

[HighMark Logo Omitted]

------------------------------------------------------------------------------------------------------------------------------------
                                                           CODE OF ETHICS
------------------------------------------------------------------------------------------------------------------------------------
                                                    QUARTERLY TRANSACTIONS REPORT
                                                  CALENDAR QUARTER ENDED: ________
Name of Reporting Person: ______________________________________________________       Date Report Due: ____________________________

------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN 401(K) PLAN OPTIONS. If you had no changes in your investment options, please mark here. [ ]
------------------------------------------------------------------------------------------------------------------------------------
  DATE OF      NAME OF FORMER INVESTMENT OPTION(S)           FORMER        NAME OF NEW INVESTMENT OPTION(S)        NEW PERCENTAGE(S)
  CHANGE                                                   PERCENTAGE(S)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SECURITIES TRANSACTIONS. If you had no securities transactions to report for the quarter, please mark here. [ ]
------------------------------------------------------------------------------------------------------------------------------------
  DATE OF         NAME OF HIGHMARK FUND, STOCK    NUMBER OF       PRINCIPAL AMOUNT (BALANCE),     TYPE OF     PRICE  NAME OF BROKER,
TRANSACTIONS          OR DEBT ISSUER               SHARES        MATURITY AND INTEREST DATES    TRANSACTION       DEALER OR BANK
                                               (IF APPLICABLE)       (IF APPLICABLE)                          EFFECTING TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
          IF YOU HAVE MORE THAN FIVE (5) TRANSACTIONS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR BROKERAGE
                                                     STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you did not open any securities accounts during the quarter, please mark here. [ ]

------------------------------------------------------------------------------------------------------------------------------------
   NAME OF BROKER, DEALER OR BANK                 DATE ACCOUNT WAS ESTABLISHED                NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          IF YOU HAVE MORE THAN FIVE (5) NEW ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR BROKERAGE
                                                     STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED
TO BE REPORTED PURSUANT TO THE CODE OF ETHICS. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.


/s/
---------------------------------------------------                  -------------------------------
SIGNATURE                                                            DATE REPORT SUBMITTED

PLEASE SUBMIT FORM TO HIGHMARK COMPLIANCE (EMAIL, FAX @ (415) 291-7702 OR MAIL CODE: 1-475-14).

[HighMark Logo Omitted]

------------------------------------------------------------------------------------------------------------------------------------
                                                           CODE OF ETHICS
------------------------------------------------------------------------------------------------------------------------------------
                                                       ANNUAL HOLDINGS REPORT
                                                        FOR YEAR-END: ______

NAME OF REPORTING PERSON: ________________________________________________

REPORT DATED AS OF: _________________

DATE REPORT DUE: ____________________

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you had no securities holdings to report, please check here. [ ]
------------------------------------------------------------------------------------------------------------------------------------
      NAME OF HIGHMARK FUND, STOCK OR DEBT ISSUER             NUMBER OF SHARES            PRINCIPAL AMOUNT (BALANCE), MATURITY DATE
                                                              (IF APPLICABLE)                         AND INTEREST RATE
                                                                                                       (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

------------------------------------------------------------------------------------------------------------------------------------
           NAME OF BROKER, DEALER OR BANK                                              NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE
REPORTED PURSUANT TO THE CODE OF ETHICS. IF SUBMITTING THIS FORM BY HARD COPY, PLEASE SIGN BELOW.


/s/
----------------------------------------------------    -----------------------------
SIGNATURE                                               DATE REPORT SUBMITTED

PLEASE SUBMIT FORM TO HIGHMARK COMPLIANCE (EMAIL, FAX @ (415) 291-7702 OR MAIL CODE: 1-475-14).

[HighMark Logo Omitted]

------------------------------------------------------------------------------------------------------------------------------------
                                                           CODE OF ETHICS
------------------------------------------------------------------------------------------------------------------------------------
                                                     PRE-CLEARANCE REQUEST FORM

                                                           SELECT QUARTER
Name: ______________________________________________                            Phone Number: (  )-
                                                                                              _________________________________

------------------------------------------------------------------------------------------------------------------------------------

Please read pages 5-6 of the Code of Ethics regarding pre-clearance. If you are seeking pre-clearance for a particular security type or security transaction not listed in the Code, call the HCM Compliance Group immediately. If approved, this request is good for 48 hours from time of request.

I REQUEST PRIOR WRITTEN APPROVAL TO EXECUTE THE FOLLOWING TRADE(S).

NOTE: You MUST select a Security Type. If none is applicable, please call Compliance immediately.
------------------------------------------------------------------------------------------------------------------------------------
 BUY/SELL      SECURITY NAME       SECURITY     SECURITY TYPE     SHARES/PAR    INITIAL PUBLIC    PRIVATE     APPROVED   DISAPPROVED
                                    SYMBOL                                        OFFERING       PLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
Select                                         Select                                [ ]             [ ]         [ ]          [ ]

------------------------------------------------------------------------------------------------------------------------------------
Select                                         Select                                [ ]             [ ]         [ ]          [ ]

------------------------------------------------------------------------------------------------------------------------------------
Select                                         Select                                [ ]             [ ]         [ ]          [ ]

------------------------------------------------------------------------------------------------------------------------------------
Select                                         Select                                [ ]             [ ]         [ ]          [ ]

------------------------------------------------------------------------------------------------------------------------------------
Select                                         Select                                [ ]             [ ]         [ ]          [ ]

------------------------------------------------------------------------------------------------------------------------------------

I REPRESENT THAT I AM NOT: (I) AWARE OF ANY POSSIBLE OR PENDING PURCHASE OR SALE OF THE ABOVE SECURITY IN ANY PORTFOLIO FOR WHICH
HIGHMARK ACTS AS AN INVESTMENT ADVISER OR MANAGER; (II) IN POSSESSION OF ANY MATERIAL NON-PUBLIC INFORMATION CONCERNING THE ABOVE
SECURITIES; AND (III) ENGAGING IN ANY MANIPULATIVE OR DECEPTIVE TRADING ACTIVITY WITH RESPECT TO THE ABOVE SECURITY. I ACKNOWLEDGE
THAT I AM NOT PERMITTED TO EXECUTE THE TRADE DESCRIBED ABOVE UNLESS AND UNTIL I RECEIVE WRITTEN NOTICE OF APPROVAL FROM HCM
COMPLIANCE GROUP.
------------------------------------------------------------------------------------------------------------------------------------

Signature: /s/                        Date Submitted:                    Email Completed Form To: Lexandra.Diestro@uboc.com and cc:
           --------------------------                 ------------------ AmyE.Chen@uboc.com


------------------------------------------------------------------------------------------------------------------------------------
COMPLIANCE OFFICER'S USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
The above "Approved" trades initialed by Compliance Officer can be executed for 48 hours from the date/time of approval.

By:     /s/                                             Date Approved:
        ----------------------------------------------                 -----------------

[HighMark Logo Omitted]


                                 CODE OF ETHICS
                        ACKNOWLEDGEMENT AND CERTIFICATION
--------------------------------------------------------------------------------

I certify that I have received, read, and understand that I am subject to HCM's CODE OF ETHICS and POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION. The Code is in addition to UBOC's BUSINESS STANDARDS OF CONDUCT.

I certify that I will provide complete and accurate reporting as required under the Code, and going forward, will comply with all requirements of the Code. I further certify that I will not:

o Execute any prohibited purchases and/or sales, directly or indirectly, that are outside those permissible by the Code.
o Employ any device, scheme or artifice to defraud UBOC, HCM, or any affiliate thereof.
o Engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon UBOC, HCM, or any affiliate thereof.
o Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading.
o Engage in any manipulative practice with respect to UBOC, HCM, or any affiliate thereof.
o    Trade while in possession of material, NON-PUBLIC INFORMATION.
o Trade ahead of or front-run any transactions for HCM's managed/advised accounts.

I understand that it is a violation of SEC Rules to fail to submit a record of my personal securities transactions within 30 calendar days of quarter-end.

--------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I AM CERTIFYING THE ABOVE STATEMENT.


/s/
------------------------------------------       -----------------------
SIGNATURE                                        DATE



-----------------------------------------
PRINT NAME


The Acknowledgement and Certification form is DUE 10 DAYS from the date of receipt. Signed copies must be submitted to the Compliance Officer via email.

[




[Click HERE and type recipient's address


RE:      Account Holder
         Account #


Dear Sir or Madam:

Please be advised that I am an employee of HighMark Capital Management, Inc., a registered investment advisor. Please send duplicate statements for the above brokerage accounts and duplicate confirmation of trades for the/these account(s) to the attention of:

                        HighMark Capital Management, Inc.
                           Attn: Compliance Department
                         475 Sansome Street, 14th Floor
                             San Francisco, CA 94111

This request is made pursuant to HighMark's Code of Ethics and Procedures.

Additionally, please discontinue sending duplicate statements and confirmations to all registered investment advisors currently on your distribution list for the above account(s). HighMark Capital Management should be the only registered investment advisor receiving duplicate statements and confirmations going forward.

Thank you for your cooperation.

Sincerely,




Employee Name

[HighMark Logo Omitted]


                                 CODE OF ETHICS
                                COMPLIANCE MANUAL
                              ACKNOWLEDGEMENT FORM
--------------------------------------------------------------------------------



PLEASE SIGN, DATE AND RETURN TO:


                           LEXANDRA C. DIESTRO
                           HighMark Compliance Management Inc.
                           Compliance Department
                           475 Sansome Street, 14th Floor
                           San Francisco, CA  94111

                           EMAIL: lexandra.diestro@uboc.com
                           MAIL CODE: 1-475-14
                           FAX: 415.291.7702

I hereby acknowledge receipt of the Compliance Manual of HighMark Capital Management, Inc. I hereby represent and affirm that I have read the Compliance Manual in its entirety and fully understand its contents. I assume the responsibilities and obligations assigned to me by the relevant sections of the Compliance Manual. I further represent that if I should have any questions concerning the Compliance Manual or regulations or other information described therein, I will direct such questions to HCM Compliance.




--------------------------------------------------------------------------------
BY SUBMITTING THIS FORM VIA EMAIL, I AM CERTIFYING THE ABOVE STATEMENT.


/s/
------------------------------------------        -----------------------
SIGNATURE                                         DATE



---------------------------------------
PRINT NAME